UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

ENPHASE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35480	20-4645388
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1420 N. McDowell Blvd

Petaluma, CA 94954

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 774-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2016 Bonus Program

On March 29, 2016, the Compensation Committee of the Board of Directors of Enphase Energy, Inc. (the “Company”) approved a 2016 performance bonus program (the “2016 Bonus Program”) for the Company’s executive officers and other employees. The 2016 Bonus Program is summarized in Exhibit 10.1 hereto and incorporated herein by reference.

On March 29, 2016, the Compensation Committee also established target incentive bonus opportunities for the Company’s named executive officers under the 2016 Bonus Program, as set forth in the table below.

Named Executive Officer	2016 Target Bonus Opportunity (% of Base Salary)
Paul B. Nahi, President and Chief Executive Officer	100%
Kris Sennesael, Vice President and Chief Financial Officer	75%

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

10.1	2016 Performance Bonus Program Summary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2016	ENPHASE ENERGY, INC.

	By:	/s/ Kris Sennesael
Kris Sennesael
Vice President and Chief Financial Officer